UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 29, 2008, and effective as of June 30, 2008, Biovest International, Inc. (“Biovest”), the Company’s majority-owned subsidiary, entered into an agreement with Pulaski Bank and Trust Company of St. Louis, MO (“Pulaski”) to extend the maturity date of the Promissory Notes with Pulaski (the “Pulaski Notes”) through September 30, 2008 (the “Extension”). In consideration for the Extension, Biovest agreed to reduce the principal balance of the Pulaski Notes by making a principal payment in the amount of $50,000 within sixty days and issuing to Pulaski 50,000 unregistered shares of Biovest’s Common Stock.

On July 31, 2008, Biovest entered into an agreement (the “Extension Agreement”) with Laurus Master Fund, Ltd. (“Laurus”) and its affiliates, Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp. and PSource Structured Debt Limited (collectively, the “Valens Funds”) to extend the maturity date of all Notes from Biovest to Laurus and the Valens Funds through July 31, 2009 (the “Maturity Date”). In addition, Laurus has agreed to eliminate the requirement that Biovest make any amortizing principal payments prior to the Maturity Date and to eliminate from the Notes the requirements for any future default payment. In consideration for the Extension, Biovest has agreed to pay to Laurus and the Valens Funds on July 31, 2009 or earlier if the principal of the Notes is paid earlier the aggregate sum of $4,404,328.55. In addition, the interest rate on the principal balance of the Notes was increased by 20% per annum, with the increased interest payable on the Maturity Date. Biovest has further agreed to use proceeds received from any future strategic arrangement to pay off or reduce the balance on the Notes, after provision for transaction costs, royalties, a twelve month operating reserve and a reserve for any product development or other requirement of the strategic partner as approved by Laurus. A copy of the Biovest 8-K describing these transactions is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: August 1, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Promissory Note dated as of June 30, 2008, between Biovest International, Inc. (“Biovest”) and Pulaski Bank and Trust Company. (“Pulaski”).

10.2	Promissory Note dated as of June 30, 2008, between Biovest and Pulaski.

10.3	Amendment Agreement dated July 31, 2008 between Biovest and Laurus Master Fund, Ltd., Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp., Valens U.S. SPV I, LLC and PSource Structured Debt Limited.

10.4	Reaffirmation and Ratification Agreement dated July 31, 2008 between Biovest, Biovax, Inc., AutovaxID, Inc., Biolender LLC, Biolender II, LLC, Accentia Biopharmaceuticals, Inc. and Revimmune LLC and LV Administrative Services, Inc., as Agent, Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp., PSource Structured Debt Limited

99.1	8-K filed by Biovest International, Inc on August 1, 2008 (File No. 000-11480)

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